UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 6, 2008

IDEARC INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)
2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261
(Address of Principal Executive Offices)
(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
     On May 6, 2008, Idearc Inc. (“Idearc”) issued a press release announcing its financial results for the three months ended March 31, 2008. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Non-GAAP Measures
     Idearc’s press release and financial schedules include financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial information. The non-GAAP financial information includes:
•	EBITDA, which is earnings before interest, taxes, depreciation and amortization;

•	EBITDA margin, which is EBITDA divided by total operating revenue;

•	adjusted pro forma consolidated statements of income;

•	adjusted pro forma EBITDA; and

•	adjusted pro forma EBITDA margin.
     EBITDA is determined by adding interest, taxes, depreciation and amortization to net income. EBITDA margin is calculated by dividing EBITDA by total operating revenue. Management believes that EBITDA and EBITDA margin are useful to investors and other users of our financial information in evaluating our operating performance. EBITDA and EBITDA margin are used internally to evaluate current operating expense efficiency and operating profitability on a more variable cost basis by excluding interest, tax, depreciation and amortization expenses. In addition, EBITDA is used internally for incentive compensation purposes.
     The adjusted pro forma consolidated statements of income represent our consolidated statements of income prepared in accordance with GAAP as modified to (i) eliminate transition costs associated with our spin-off from Verizon Communications Inc., and (ii) eliminate costs associated with a one-time stock-based compensation award granted to most of our employees shortly after the spin-off. Descriptions of the adjustments made to prepare our adjusted pro forma consolidated statements of income are provided in the financial schedules accompanying the press release attached as Exhibit 99.1 to this report.
     Management believes the presentations of adjusted pro forma operating performance assist readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of Idearc’s consolidated results of operations for a variety of internal measures including strategic business planning, capital allocation and incentive compensation. Management believes that the adjusted pro forma consolidated statements of income are more indicative of future operating results than GAAP results of operations because of the non-operational and/or non-recurring nature of the items eliminated and the on-going nature of the items included for purposes of reporting results of operations on an adjusted pro forma basis. As a result of these factors, management provides this information externally, along with a reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results.
     Management believes that adjusted pro forma EBITDA and adjusted pro forma EBITDA margin assist readers in better understanding and evaluating our operating performance for the reasons described in the immediately preceding paragraph.

     Management provides non-GAAP financial information to enhance the understanding of Idearc’s GAAP consolidated financial statements and readers should consider the information in addition to, but not instead of, Idearc’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies.
Item 7.01.     Regulation FD Disclosure.
     See Item 2.02. Results of Operations and Financial Condition.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Idearc Inc. press release, dated May 6, 2008

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

By:	/s/ Cody Wilbanks

Name:	Cody Wilbanks
Title:	Acting Executive Vice President — General Counsel
Date: May 6, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Idearc Inc. press release, dated May 6, 2008

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